               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

           COHEN & STEERS EQUITY INCOME FUND, INC.
      COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.
             COHEN & STEERS REALTY SHARES, INC.
          COHEN & STEERS SPECIAL EQUITY FUND, INC.
                  (collectively, the Funds)
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                    COHEN & STEERS EQUITY INCOME FUND, INC.
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.
                       COHEN & STEERS REALTY SHARES, INC.
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                          (COLLECTIVELY, THE 'FUNDS')
                   757 THIRD AVENUE, NEW YORK, NEW YORK 10017
                                 (212) 832-3232

                              -------------------

                NOTICE OF SPECIAL JOINT MEETING OF STOCKHOLDERS
                                  MAY 25, 2004

                              -------------------

To the Stockholders of the Funds:

    NOTICE IS HEREBY GIVEN that the Special Joint Meeting of Stockholders (the 'Meeting') of the Funds will be held at the offices of the Funds, 757 Third Avenue, 20th Floor, New York, New York 10017, on May 25, 2004 at 10:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated April 20, 2004:

        1. To elect eight Directors of each Fund for an indefinite term until the next meeting of stockholders at which Directors are elected and until his or her successor is elected and qualified;

        2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The Directors have fixed the close of business on April 12, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Directors.

                                         By order of the Board of Directors,

                                         ROBERT STEERS
                                         ROBERT H. STEERS
                                         Secretary

New York, New York
April 20, 2004

                             YOUR VOTE IS IMPORTANT

    PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Introduction................................................   1
Election of Directors.......................................   2
Certain Information Regarding the Investment Advisor,
  Administrator and Distributor.............................   8
Officers of the Funds.......................................   9
Annual Meetings of Stockholders.............................   9
Stockholder Communications..................................  10
Other Matters...............................................  10
Votes Required..............................................  10

                                PROXY STATEMENT

                    COHEN & STEERS EQUITY INCOME FUND, INC.
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.
                       COHEN & STEERS REALTY SHARES, INC.
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 832-3232

                              -------------------

                     SPECIAL JOINT MEETING OF STOCKHOLDERS
                                  MAY 25, 2004

                              -------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of Cohen & Steers Equity Income Fund, Inc. ('Equity Fund'), Cohen & Steers Institutional Realty Shares, Inc. ('Institutional Realty Fund'), Cohen & Steers Realty Shares, Inc. ('Realty Fund') and Cohen & Steers Special Equity Fund, Inc. ('Special Equity Fund'), each a Maryland corporation (each, a 'Fund' and collectively, the 'Funds'), to be voted at the Special Joint Meeting of Stockholders of the Funds, to be held at the offices of the Funds, 757 Third Avenue, 20th Floor, New York, New York 10017, on May 25, 2004 at 10:00 a.m., and at any adjournments thereof (collectively, the 'Meeting'). Such solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, meeting notice and form of proxy, as well as any necessary supplementary solicitation) will be borne by the Funds pursuant to the terms of each Fund's investment advisory agreement described below. The Notice of Meeting, Proxy Statement and Proxy are being mailed to stockholders on or about April 22, 2004.

    The presence in person or by proxy of the holders of record of one-third of the shares of each Fund issued and outstanding and entitled to vote thereat shall constitute a quorum of such Fund at the Meeting. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of each Fund present in person or by proxy shall have the power to adjourn the Meeting of such Fund from time to time, without notice other than announcement at the Meeting, until the requisite amount of shares entitled to vote at the Meeting shall be present, but in no event later than 120 days after the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker 'non-votes' (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have no effect on obtaining the requisite approval of each proposal.

    The Boards of Directors have fixed the close of business on April 12, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. The outstanding voting shares of Institutional Realty Fund, Realty Fund, and Special Equity Fund as of April 12, 2004 consisted of 25,027,117, 30,315,966, 807,009 shares of capital stock, respectively, each share being entitled to one vote. The outstanding voting shares of Equity Fund as of April 12, 2004 consisted of 30,337,189 Class A shares, 17,927,182 Class B shares, 41,410,714 Class C shares and 7,700,691 Class I shares of capital stock, each share being entitled to one vote. Each class of outstanding voting shares of Equity Fund vote together as a single class. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of the Directors. Any stockholder may revoke his proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at its offices at 757 Third Avenue, New York, New York 10017, or by signing another proxy of a later date or by personally casting his vote at the Meeting.

    THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS OF THE FUNDS, INCLUDING FINANCIAL STATEMENTS, HAVE BEEN PREVIOUSLY MAILED TO STOCKHOLDERS. IF YOU HAVE NOT RECEIVED THESE REPORTS OR WOULD LIKE TO RECEIVE ADDITIONAL COPIES FREE OF CHARGE, PLEASE CONTACT LAWRENCE B. STOLLER, ASSISTANT SECRETARY OF THE FUNDS, AT 757 THIRD AVENUE, NEW YORK, NEW YORK 10017, (800) 330-REIT, AND THEY WILL BE SENT PROMPTLY BY FIRST-CLASS MAIL.

                             ELECTION OF DIRECTORS

    At the Meeting, stockholders will be asked to consider the election of eight Directors, which constitutes the entire Board of Directors of each Fund. Each elected Director will hold office for an indefinite term until the earlier of
(1) the next meeting of stockholders at which Directors are elected and until his or her successor is elected and qualified, and (2) until a Director resigns or until his or her term as a Director is terminated in accordance with each Fund's Articles of Incorporation. Normally, there will be no meetings of stockholders for the purpose of electing Directors except as required by the Investment Company Act of 1940, as amended (the '1940 Act').

    Section 16(a) of the 1940 Act permits the Directors to fill director vacancies between annual meetings provided that after filling any such vacancy at least two-thirds of the directors then holding office shall have been elected to such office by the stockholders of each respective Fund. Ms. Cohen and Mr. Norman were elected in 2001 as Directors of each Fund to fill vacancies in reliance on Section 16(a) of the 1940 Act and no Fund was required to convene a shareholder meeting at that time.

    The Sarbanes-Oxley Act of 2002 requires, among other things, that a board of directors of a registered investment company either designate one member of its audit committee as an 'audit committee financial expert,' or disclose that no member of the audit committee qualifies as such an expert and the reasons why the board and audit committee do not believe it necessary to have a member who qualifies as such an expert. During 2003 and early 2004, in contemplation of this requirement taking effect, the then members of each Fund's Audit Committee concluded that no member met the requirements necessary to qualify as an audit committee financial expert. Each Fund's

Audit Committee and Board of Directors concluded that it would be appropriate to attempt to identify a candidate for each Fund's Board of Directors who would qualify as an audit committee financial expert. Frank K. Ross was identified as such a potential Director by members of each Fund's Nominating Committee, which consists solely of the Directors who are not 'interested persons' under the 1940 Act, and Mr. Ross agreed, if elected, to serve on each Fund's Audit Committee and to function as that Committee's audit committee financial expert. However, Mr. Ross's election by the other Directors would result in less than two-thirds of the Directors of each Fund having been elected by the stockholders of each respective Fund and, therefore, he may not serve as a Director until he is elected by the stockholders of each Fund. As a result, it is necessary for each Fund to call a special meeting of stockholders for the purpose of electing Directors. Although only two-thirds of the Directors must be elected by stockholders under Section 16(a) of the 1940 Act, the Funds have determined to have stockholders elect all the Directors.

    The nominees for Director are Gregory C. Clark, Bonnie Cohen, Martin Cohen, George Grossman, Richard J. Norman, Willard H. Smith Jr., Robert H. Steers and Frank K. Ross. Messrs. Clark, Cohen, Grossman, Smith and Steers are standing for re-election by stockholders and Ms. Cohen and Messrs. Norman and Ross are standing for election by stockholders for the first time. Ms. Cohen and Mr. Norman were elected by the Board of Directors of each Fund on December 3, 2001 and Mr. Ross was recommended to the Nominating Committee of each Fund by several of the directors of each respective Fund who are not 'interested persons' of each respective Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Ross was selected by the Nominating Committee of each Fund on March 2, 2004 and was nominated by the Board of Directors of each respective Fund on March 5, 2004. Mr. Ross, however, must first be elected by stockholders of each respective Fund before he can serve in that capacity. Including the Funds, each nominee, other than Mr. Ross, currently serves as Director of the twelve funds within the Cohen & Steers Fund Complex. Mr. Ross serves as Director of eight funds within the Cohen & Steers Fund Complex. It is the intention of the persons named in the enclosed proxy to vote in favor of the nominees.

    The nominees have consented to serve as Directors. The Board of Directors of each Fund knows of no reason why a nominee would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.

    Certain information concerning the nominees is set forth as follows:

                                                                                                                NUMBER OF
                                                                                                                  FUNDS
                                                                                                                 WITHIN
                                                                                                                  FUND
                                                                                                                 COMPLEX
                                                                                                               OVERSEEN BY
                                                     PRINCIPAL OCCUPATION DURING                                DIRECTOR
                                   POSITION HELD     PAST FIVE YEARS (INCLUDING   LENGTH OF TIME      TERM     (INCLUDING
    NAME, ADDRESS AND AGE         WITH EACH FUND      OTHER DIRECTORSHIPS HELD)       SERVED       OF OFFICE   THE FUNDS)
    ---------------------         --------------      -------------------------       ------       ---------   ----------
Disinterested Directors

Gregory C. Clark* ............       Director        Private Investor. Prior      Since inception  Until Next      12
 99 Jane Street                                      thereto, President of                          Election
 New York, New York                                  Wellspring Management                             of
 Age: 57                                             Group, Inc. (investment                       Directors'D'
                                                     advisory firm)

                                                                                                                NUMBER OF
                                                                                                                  FUNDS
                                                                                                                 WITHIN
                                                                                                                  FUND
                                                                                                                 COMPLEX
                                                                                                               OVERSEEN BY
                                                     PRINCIPAL OCCUPATION DURING                                DIRECTOR
                                   POSITION HELD     PAST FIVE YEARS (INCLUDING   LENGTH OF TIME      TERM     (INCLUDING
    NAME, ADDRESS AND AGE         WITH EACH FUND      OTHER DIRECTORSHIPS HELD)       SERVED       OF OFFICE   THE FUNDS)
    ---------------------         --------------      -------------------------       ------       ---------   ----------
Bonnie Cohen*                        Director        Private Consultant. Prior         Since       Until Next      12
 1824 Phelps Place, N.W.                             thereto, Undersecretary of    December 2001    Election
 Washington, D.C.                                    State, United States                              of
 Age: 61                                             Department of State. Board                    Directors'D'
                                                     Member of Wellsford Realty.

George Grossman* .............       Director        Attorney-at-Law.             Since inception  Until Next      12
 17 Elm Place                                                                                       Election
 Rye, New York                                                                                         of
 Age: 50                                                                                           Directors'D'

Richard J. Norman* ...........       Director        Private Investor. Prior      Since December   Until Next      12
 7520 Hackamore Drive                                thereto, Investment               2001         Election
 Potomac, Maryland                                   Representative of Morgan                          of
 Age: 60                                             Stanley Dean Witter.                          Directors'D'

Frank K. Ross* ...............       Director        Board member of NCRIC              N/A        Until Next       8***
 10130 Darmuid                                       Group, Inc. (insurance) and                    Election
 Green Drive                                         various non-profit                                of
 Potomac, Maryland                                   organizations. Formerly,                      Directors'D'
 Age: 60                                             Midatlantic Area Managing
                                                     Partner for Audit and Risk
                                                     Advisory Services at KPMG
                                                     LLP and Managing Partner of
                                                     its Washington DC Office.

Willard H. Smith Jr.* ........       Director        Board member of Essex             Since       Until Next      12
 7231 Encelia Drive                                  Property Trust, Inc.,         inception****    Election
 La Jolla, California                                Highwoods Properties, Inc.,                       of
 Age: 67                                             Realty Income Corporation                     Directors'D'
                                                     and Crest Net Lease, Inc.
                                                     Managing Director at
                                                     Merrill Lynch & Co., Equity
                                                     Capital Markets Division,
                                                     from 1983 to 1995.

Interested Directors**

Martin Cohen .................  Director, President  Co-Chairman and Co-Chief     Since inception  Until Next      12
 757 Third Avenue                  and Treasurer     Executive Officer of Cohen                     Election
 New York, New York                                  & Steers Capital                                  of
 Age: 55                                             Management, Inc., each                        Directors'D'
                                                     Fund's Investment Manager.
                                                     Prior thereto, President of
                                                     the Investment Manager.

Robert H. Steers .............  Director, Chairman   Co-Chairman and Co-Chief     Since inception  Until Next      12
 757 Third Avenue                  and Secretary     Executive Officer of Cohen                     Election
 New York, New York                                  & Steers Capital                                  of
 Age: 51                                             Management, Inc., each                        Directors'D'
                                                     Fund's Investment Manager.
                                                     Prior thereto, Chairman of
                                                     the Investment Manager.

                                                        (footnotes on next page)

(footnotes from previous page)

   * Member of the Audit Committee.

  ** 'Interested person,' as defined in the 1940 Act, of the Funds because of the affiliation with Cohen & Steers Capital Management, Inc., the Funds' investment manager and administrator (the 'Advisor').

 *** Does not include the Funds, for which Mr. Ross may not serve on the Board of Directors unless and until he is elected by the stockholders of each respective Fund.

**** Mr. Smith has served as a Director of the Realty Fund since 1996.

 'D' If elected at the Meeting.

      Martin Cohen and Bonnie Cohen are unrelated.

    During the Funds' fiscal years ended December 31, 2003, the Board of Directors of each Fund met four times. All of the Directors then in office attended all of the meetings of the Board of Directors. Each Board of Directors maintains two standing board committees, the Audit Committee and the Nominating Committee of the Board of Directors, each of which is comprised of all of the Directors who are not 'interested persons' of the Funds, as defined in
Section 2(a)(19) of the 1940 Act, and who otherwise satisfy the applicable standards for independence of a committee member of an investment company issuer under the federal securities laws. The members of each Fund's Audit Committee and Nominating Committee are Ms. Cohen and Messrs. Clark, Grossman, Norman and Smith. Mr. Ross will become a member of each Fund's Audit Committee and Nominating Committee provided that he is elected by the stockholders of each respective Fund.

    Each Audit Committee met twice during the fiscal year ended December 31, 2003. Each Audit Committee operates pursuant to a written charter adopted by each Board. The main function of each Audit Committee is to oversee the accounting and financial reporting policies and practices and internal controls of each Fund, respectively, including by assisting with Board oversight of the integrity of each Fund's respective financial statements, each Fund's respective compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of each Fund's respective independent auditors, and the performance of each Fund's respective internal control systems and independent auditors.

    The Nominating Committees did not meet during the fiscal year ended
December 31, 2003. Each Nominating Committee operates pursuant to a written charter adopted by each Board. A current copy of the charter is not available on the Funds' websites, but it is attached as Appendix A to this proxy statement. The main functions of each Nominating Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to select the Director nominees for the next annual meeting of stockholders and (iii) to set any necessary standards or qualifications for service on the Board. Each Nominating Committee will consider Director candidates recommended by stockholders, provided that any such stockholder recommendation is submitted in writing to the relevant Fund, to the attention of the Secretary, at the address of the principal executive offices of the relevant Fund and further provided that such recommendation includes all other information specified in the charter.

    Each Nominating Committee requires that Director candidates have a college degree or equivalent business experience. Each Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial and other relevant experience, (v) an assessment of the candidate's character, integrity, ability and judgment, (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes, (vii) whether or not the candidate has any relationships that might impair his or her independence and (viii) overall interplay of a candidate's experience, skill and knowledge with that of other Committee members. In identifying potential nominees for the Board, each Committee may consider candidates recommended by one or more of the following sources: (i) each respective Fund's current Directors, (ii) each respective Fund's officers, (iii) the Advisor, (iv) each respective Fund's stockholders (see above) and (v) any other source the Committee deems to be appropriate. Each Committee may, but is not required to, retain a third party search firm at each respective Fund's expense to identify potential candidates.

                               *       *       *

    As of April 12, 2004, the Directors and officers of each Fund, respectively, as a group owned less than 1% of the outstanding securities of each respective Fund.

    The following table provides information concerning the dollar range of each Fund's equity securities owned by each Director or nominee and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex by each Director or nominee.

                                                              DOLLAR RANGE OF                              DOLLAR RANGE OF
                                        DOLLAR RANGE OF     EQUITY SECURITIES IN    DOLLAR RANGE OF     EQUITY SECURITIES IN
                                      EQUITY SECURITIES IN   THE INSTITUTIONAL    EQUITY SECURITIES IN   THE SPECIAL EQUITY
                                       THE EQUITY FUND AS    REALTY FUND AS OF     THE REALTY FUND AS   FUND AS OF APRIL 12,
                                       OF APRIL 12, 2004       APRIL 12, 2004      OF APRIL 12, 2004            2004
                                       -----------------       --------------      -----------------            ----
Robert H. Steers....................     Over $100,000         Over $100,000         Over $100,000         Over $100,000
Martin Cohen........................     Over $100,000         Over $100,000         Over $100,000         Over $100,000
Gregory C. Clark....................     $1 - $10,000              None              $1 - $10,000        $10,001 - $50,000
Bonnie Cohen........................  $50,001 - $100,000           None            $10,001 - $50,000     $50,001 - $100,000
George Grossman.....................         None                  None            $10,001 - $50,000     $10,001 - $50,000
Richard J. Norman...................         None                  None                  None                   None
Frank K. Ross.......................         None                  None                  None                   None
Willard H. Smith Jr. ...............   $10,001 - $50,000           None            $10,001 - $50,000     $10,001 - $50,000

                                        AGGREGATE DOLLAR
                                        RANGE OF EQUITY
                                       SECURITIES IN THE
                                         COHEN & STEERS
                                        FUND COMPLEX AS
                                       OF APRIL 12, 2004
                                       -----------------
Robert H. Steers....................     Over $100,000
Martin Cohen........................     Over $100,000
Gregory C. Clark....................     Over $100,000
Bonnie Cohen........................     Over $100,000
George Grossman.....................     Over $100,000
Richard J. Norman...................     Over $100,000
Frank K. Ross.......................          None
Willard H. Smith Jr. ...............     Over $100,000

    COMPENSATION OF DIRECTORS AND OFFICERS. Directors of the Funds who are not 'interested persons' of the Funds, as defined in Section 2(a)(19) of the 1940 Act, are paid an annual retainer of $4,500 and a fee of $500 for each regular meeting attended and are reimbursed for the expenses of attendance at such meetings and, for the fiscal year ended December 31, 2003, such fees and expenses paid by the Equity Fund, Institutional Realty Fund, Realty Fund and Special Equity Fund totaled $42,342, $42,241, $38,725 and $42,342, respectively.

    The following table sets forth information regarding compensation of Directors by each Fund and by the fund complex of which the Funds are a part for the fiscal year ended December 31, 2003. Officers of the Funds and Directors who are 'interested persons' of the Funds do not receive any compensation from the Funds or any other fund in the fund complex which is a U.S. registered investment company. In the column headed 'Total Compensation to Directors by Fund Complex,' the compensation paid to each Director represents the nine funds that each Director served in the fund complex during 2003. The Directors do not receive any pension or retirement benefits from the fund complex.

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED DECEMBER 31, 2003*

                                                                                                             TOTAL
                                                             AGGREGATE                     AGGREGATE     COMPENSATION
                                             AGGREGATE     COMPENSATION     AGGREGATE     COMPENSATION      PAID TO
                                            COMPENSATION     FROM THE      COMPENSATION     FROM THE     DIRECTORS BY
                                              FROM THE     INSTITUTIONAL     FROM THE       SPECIAL          FUND
        NAME OF PERSON, POSITION            EQUITY FUND     REALTY FUND    REALTY FUND    EQUITY FUND       COMPLEX
        ------------------------            -----------     -----------    -----------    -----------       -------
Gregory C. Clark**, Director.............      $7,250         $7,250          $7,250         $7,250         $61,500
Bonnie Cohen**, Director.................      $7,250         $7,250          $7,250         $7,250         $61,500
Martin Cohen***, Director and
  President..............................      $    0         $    0          $    0         $    0         $     0
George Grossman**, Director..............      $7,250         $7,250          $7,250         $7,250         $61,500
Richard J. Norman**, Director............      $7,250         $7,250          $7,250         $7,250         $61,500
Willard H. Smith Jr.**, Director.........      $7,250         $7,250          $7,250         $7,250         $61,500
Robert H. Steers***, Director and
  Chairman...............................      $    0         $    0          $    0         $    0         $     0

---------

  * Frank K. Ross was elected as a Director of certain funds in the Fund Complex effective March 5, 2004 and, therefore, did not receive any compensation during the fiscal year ended December 31, 2003.

 ** Member of the Audit Committee.

*** 'Interested person,' as defined in the 1940 Act, of each Fund because of the affiliation with the Advisor.

    EACH BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF ITS RESPECTIVE FUND VOTE FOR THE ELECTION OF EACH NOMINEE OF SUCH FUND TO SERVE AS A DIRECTOR OF SUCH FUND.

                       SELECTION OF INDEPENDENT AUDITORS

    Each Audit Committee and Board selected the firm of PricewaterhouseCoopers LLP as independent auditors of each respective Fund for the current fiscal year. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

                    FEES PAID TO PRICEWATERHOUSECOOPERS LLP

    The following table sets forth the aggregate fees billed by PricewaterhouseCoopers LLP for each Fund's last two fiscal years for professional services rendered for (i) audit services; (ii) audit-related services, which were billed in connection with agreed upon procedures performed by PricewaterhouseCoopers LLP relating to after-tax return calculations; (iii) tax services, which were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services and (iii) other services.

                                              FISCAL                AUDIT-RELATED              ALL OTHER
                                               YEAR    AUDIT FEES       FEES        TAX FEES     FEES
                                               ----    ----------       ----        --------     ----
Equity Fund.................................   2002     $36,000        $4,000       $12,400       $0
                                               2003     $42,000        $3,000       $10,300       $0
Institutional Realty Fund...................   2002     $34,000        $4,000       $ 7,900       $0
                                               2003     $40,000        $3,000       $ 9,300       $0
Realty Fund.................................   2002     $40,000        $4,000       $ 9,900       $0
                                               2003     $46,000        $3,000       $10,800       $0
Special Equity Fund.........................   2002     $34,000        $6,000       $ 8,900       $0
                                               2003     $40,000        $6,000       $ 9,800       $0

    There were no other fees billed by PricewaterhouseCoopers LLP to the Funds for the fiscal years ended December 31, 2002 and December 31, 2003. For the fiscal year ended December 31, 2002, the aggregate fees billed by PricewaterhouseCoopers LLP to the Advisor and its affiliates for services provided by PricewaterhouseCoopers LLP were $46,000. These fees were billed in connection with internal control reviews and AIMR performance reviews and were not required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X since this portion of the rule was not effective until 2003. For the fiscal year ended December 31, 2003, the aggregate fees billed by PricewaterhouseCoopers LLP to the Advisor and its affiliates for services provided by PricewaterhouseCoopers LLP and approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-K were $49,500. These fees were also billed in connection with internal control reviews and AIMR performance reviews.

    Before PricewaterhouseCoopers LLP is engaged to render audit or non-audit services to a Fund and non-audit services to a Fund's Advisor or its affiliates that provide ongoing services to that Fund, if the engagement relates directly to the operations and financial reporting of that Fund, each engagement is approved by that Fund's Audit Committee.

                                                               AGGREGATE NON-AUDIT FEES BILLED BY
                                               FISCAL   PRICEWATERHOUSECOOPERS LLP FOR SERVICES RENDERED
                                                YEAR    TO EACH FUND AND THE ADVISOR AND ITS AFFILIATES
                                                ----    -----------------------------------------------
Equity Income Fund...........................   2002                        $62,400
                                                2003                        $62,800
Institutional Realty Fund....................   2002                        $57,900
                                                2003                        $61,800
Realty Fund..................................   2002                        $59,900
                                                2003                        $65,300
Special Equity Fund..........................   2002                        $60,900
                                                2003                        $63,300

    For the fiscal year ended December 31, 2002, each Audit Committee considered whether the provision of non-audit services that were rendered to the Advisor and its affiliates was compatible with maintaining PricewaterhouseCoopers LLP's independence. These non-audit services were not pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X since this portion of the rule was not effective until 2003. For the fiscal year ended December 31, 2003, all audit and non-audit services that were rendered to the Advisor and its affiliates were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                  CERTAIN INFORMATION REGARDING THE INVESTMENT
                     ADVISOR, ADMINISTRATOR AND DISTRIBUTOR

    Each Fund has retained Cohen & Steers Capital Management, Inc., a New York corporation with offices at 757 Third Avenue, New York, New York 10017, to serve as its investment advisor and administrator under an investment advisory agreement and an administration agreement. Cohen & Steers Securities, LLC, an affiliated entity of Cohen & Steers Capital Management, Inc. with offices at 757 Third Avenue, New York, New York 10017, serves as each Fund's distributor. Martin Cohen and Robert H. Steers are 'controlling persons' of the Advisor on the basis of their ownership of the Advisor's stock. Their address is 757 Third Avenue, New York, New York 10017. State Street Bank and Trust Company, with offices at 225 Franklin Street, Boston, Massachusetts 02110, serves as sub-administrator to the Funds.

                             OFFICERS OF THE FUNDS

    The principal officers of the Funds and their principal occupations during the past five years are set forth below. The address of each of the following persons is 757 Third Avenue, New York, New York 10017.

    Robert H. Steers, Chairman and Secretary (see 'Election of Directors,' at page 2 for biographical information).

    Martin Cohen, President and Treasurer (see 'Election of Directors,' at page 2 for biographical information).

    Adam M. Derechin, Vice President and Assistant Treasurer, age 39, joined the Advisor in 1993 and has been the Chief Operating Officer since 2003 and prior to that was a Senior Vice President since 1998.

    Greg E. Brooks, Vice President, age 37, joined the Advisor as a Vice President in 2000 and has been a Senior Vice President since 2002. Prior to that, Mr. Brooks was an investment analyst with another investment manager.*

    Lawrence B. Stoller, Assistant Secretary, age 40, joined the Advisor in 1999 as Senior Vice President and General Counsel. For the five years prior to that time, he was Associate General Counsel at Neuberger Berman Management Inc. (1998-1999) and Assistant General Counsel of The Dreyfus Corporation (1995-1998).

    James S. Corl, Vice President, age 37, joined the Advisor in 1997 and currently serves as Senior Vice President and Director of Investment Strategy. Prior to that, he spent two years as a vice president and co-portfolio manager with Heitman/PRA Securities Advisors, a REIT fund manager.**

    Joseph M. Harvey, Vice President, age 40, joined the Advisor in 1992 and has been President since 2003 and prior to that he was a Senior Vice President and Director of Investment Research.**

  * Equity Income Fund only.

** Special Equity Fund only.

                        ANNUAL MEETINGS OF STOCKHOLDERS

    The Funds do not intend to hold annual meetings of stockholders for the election of Board members and other business unless and until such time as required by the 1940 Act, at which time the Board will call a stockholder meeting for the election of Board members. Under certain circumstances, however, stockholders have the right to call a meeting of stockholders of their Fund and such meetings will be called when requested by the holders of record of 25% or more (10% or more for the purpose of voting to remove a director) of the outstanding shares of such Fund. To the extent required by law, such Fund will assist in stockholder communications in such matters.

    Stockholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of stockholders must send their written proposals to that Fund a reasonable time before the solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any stockholder proposal presented at any subsequent meeting of stockholders if written notice of such proposal has not been received by that Fund a reasonable period of time before the solicitation relating to such meeting is made. Written proposals with regard to a Fund should be sent to the Secretary or Assistant Secretary of the Fund, 757 Third Avenue, New York, NY 10017.

                           STOCKHOLDER COMMUNICATIONS

    Stockholders may send written communications to the Boards of Directors of the Funds to the attention of the Board of Directors, c/o Cohen & Steers Funds, 757 Third Avenue, New York, NY 10017. Stockholder communications must be signed by the stockholder and identify the class and number of shares of the Fund held by the stockholder. Each properly submitted stockholder communication shall be provided to the Board at its next regularly scheduled meeting or if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

                                 OTHER MATTERS

    Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a Director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

    As of the record date, there were no persons known to the Funds to be the beneficial owner of more than 5% of any Funds' shares, except that Leland Stanford Junior University, 2770 Sand Hill Road, Menlo Park, CA 94025-7020 beneficially owned 6,655,525 shares (26.59%) of Institutional Realty Fund.

                                 VOTES REQUIRED

    The presence in person or by proxy of the holders of one-third of a Fund's outstanding shares is required to constitute a quorum of such Fund at the Meeting. The election of the Directors will require a vote of the holders of a plurality of a Fund's shares present at the Meeting.

    If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Directors and in the discretion of the proxies with respect to any other proposal that may come before the meeting.

                                         By order of the Board of Directors,

                                         ROBERT STEERS
                                         ROBERT H. STEERS
                                         Secretary

April 20, 2004
New York, New York

                                                                      APPENDIX A

                            THE COHEN & STEERS FUNDS

                          NOMINATING COMMITTEE CHARTER
                         (Adopted as of March 2, 2004)

    The Board of Directors (the 'Board') of each of the investment companies for which Cohen & Steers Capital Management, Inc. ('Cohen & Steers') serves as investment manager or adviser listed on Schedule I hereto, as it may be amended from time to time (each, a 'Fund' and collectively, the 'Funds'), has adopted this Charter to govern the activities of its Nominating Committee (the 'Committee').

STATEMENT OF PURPOSES AND RESPONSIBILITIES

    The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to select the Director nominees for the next annual meeting of stockholders and (iii) to set any necessary standards or qualifications for service on the Board.

ORGANIZATION AND GOVERNANCE

    The Committee shall be comprised of as many Directors as the Board shall determine, but in any event not less than two (2) Directors. The Committee must consist entirely of Board members who are not 'interested persons' of the Fund ('Independent Directors'), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the '1940 Act'). The Board may remove or replace any member of the Committee at any time in its sole discretion.

    One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

    The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary.

QUALIFICATIONS FOR DIRECTOR NOMINEES

    The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial and other relevant experience, (v) an assessment of the candidate's character, integrity, ability and judgment (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes, (vii) whether or not the candidate has any relationships that might impair his or her independence, such as any business, financial or family relationships with Cohen & Steers, Fund service providers or their affiliates and (viii) overall interplay of a candidate's experience, skill and knowledge with that of other Committee members.

SOURCES FOR IDENTIFICATION OF NOMINEES

    In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Directors, (ii) the Fund's officers, (iii) Cohen & Steers and/or the Fund's other investment advisers, if any, (iv) the Fund's stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

CONSIDERATION OF CANDIDATES RECOMMENDED BY STOCKHOLDERS

    The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to the Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

DELEGATION

    The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

                                                                      SCHEDULE I

FUNDS IN THE COHEN & STEERS COMPLEX OF FUNDS


OPEN-END

Cohen & Steers Equity Income Fund, Inc.

Cohen & Steers Institutional Realty Shares, Inc.

Cohen & Steers Realty Shares, Inc.

Cohen & Steers Special Equity Fund, Inc.

Cohen & Steers Utility Fund, Inc.


CLOSED-END

Cohen & Steers Advantage Income Realty Shares, Inc.

Cohen & Steers Premium Income Realty Fund, Inc., Inc.

Cohen & Steers Quality Income Realty Fund, Inc.

Cohen & Steers REIT and Preferred Income Fund, Inc.

Cohen & Steers REIT and Utility Income Fund, Inc.

Cohen & Steers Select Utility Fund, Inc.

Cohen & Steers Total Return Realty Fund, Inc.

                                                                     SCHEDULE II

                                   APPENDIX A

                                 TO THE CHARTER

            PROCEDURES FOR STOCKHOLDERS TO SUBMIT NOMINEE CANDIDATES

    A Fund shareholder must follow these procedures in order to properly submit a nominee recommendation for the Committee's consideration.

    1. The shareholder must submit any such recommendation (a 'Shareholder Recommendation') in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

    2. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the 'candidate'); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), adopted by the Securities and Exchange Commission (the 'SEC') (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an 'interested person' of the Fund (as defined in the 1940 Act) and, if not an 'interested person,' information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a director if elected;
(iii) the recommending shareholder's name as it appears on the Fund's books;
(iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                                   APPENDIX B

                    COHEN & STEERS EQUITY INCOME FUND, INC.
                                757 Third Avenue
                            New York, New York 10017
                                 (212) 832-3232

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any such prior appointments, the undersigned appoints Jay J. Chen and Lawrence B. Stoller (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Equity Income Fund, Inc. (the "Fund") registered in the name of the undersigned at the Special Joint Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017 on May 25, 2004 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

-----------------------------------    ----------------------------------------

-----------------------------------    ----------------------------------------

-----------------------------------    ----------------------------------------

     Please mark                                                           CSEPA
[X]  votes as in
     this example.

------------------------------------------
  COHEN & STEERS EQUITY INCOME FUND, INC.
------------------------------------------

                                         ----------------------------

                                         ----------------------------


                                             --------------------
Please be sure to sign and date this Proxy.   Date
-----------------------------------------------------------------


--------Shareholder sign here-------------Co-owner sign here-----



1. Election of Directors.
   Nominees:

   (01) Gregory C. Clark, (02) Bonnie Cohen, (03) Martin Cohen,
   (04) George Grossman, (05) Richard J. Norman,
   (06) Willard H. Smith Jr., (07) Robert H. Steers and
   (08) Frank K. Ross

                                        FOR                WITHHELD
                                        ALL                FROM ALL
                                      NOMINEES [ ]     [ ] NOMINEES
                               [ ]
                                  ----------------------------------------
                                   For all nominees except as noted above

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

The shares of common stock represented by this proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all nominees for Director.

RECORD DATE SHARES:

                                   APPENDIX C

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.
                                757 Third Avenue
                            New York, New York 10017
                                 (212) 832-3232

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any such prior appointments, the undersigned appoints Jay J. Chen and Lawrence B. Stoller (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Institutional Realty Shares, Inc. (the "Fund") registered in the name of the undersigned at the Special Joint Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017 on May 25, 2004 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

-------------------------------                ---------------------------------

-------------------------------                ---------------------------------

-------------------------------                ---------------------------------

     Please mark                                                           CSEPD
[X]  votes as in
     this example.

----------------------------------------------------
  COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.
----------------------------------------------------


                                         ----------------------------

                                         ----------------------------


                                             --------------------
Please be sure to sign and date this Proxy.   Date
-----------------------------------------------------------------


--------Shareholder sign here-------------Co-owner sign here-----


1. Election of Directors.
   Nominees:

   (01) Gregory C. Clark, (02) Bonnie Cohen, (03) Martin Cohen,
   (04) George Grossman, (05) Richard J. Norman,
   (06) Willard H. Smith Jr., (07) Robert H. Steers and
   (08) Frank K. Ross

                                        FOR             WITHHELD
                                        ALL             FROM ALL
                                      NOMINEES [ ]  [ ] NOMINEES

                                   [ ]
                                      ------------------------------------------
                                        For all nominees except as noted above

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.


Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

The shares of common stock represented by this proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all nominees for Director.

RECORD DATE SHARES:

                                   APPENDIX D

                       COHEN & STEERS REALTY SHARES, INC.
                                757 Third Avenue
                            New York, New York 10017
                                 (212) 832-3232

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any such prior appointments, the undersigned appoints Jay J. Chen and Lawrence B. Stoller (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Realty Shares, Inc. (the "Fund") registered in the name of the undersigned at the Special Joint Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017 on May 25, 2004 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

-----------------------------------    ----------------------------------------

-----------------------------------    ----------------------------------------

-----------------------------------    ----------------------------------------

     Please mark                                                           CSEPC
[X]  votes as in
     this example.

-----------------------------------------
   COHEN & STEERS REALTY SHARES, INC.
-----------------------------------------


                                         ----------------------------

                                         ----------------------------


                                             --------------------
Please be sure to sign and date this Proxy.   Date
-----------------------------------------------------------------


--------Shareholder sign here-------------Co-owner sign here-----



1. Election of Directors.
   Nominees:
   (01) Gregory C. Clark, (02) Bonnie Cohen, (03) Martin Cohen,
   (04) George Grossman, (05) Richard J. Norman,
   (06) Willard H. Smith Jr., (07) Robert H. Steers and
   (08) Frank K. Ross

                                             FOR             WITHHELD
                                             ALL             FROM ALL
                                           NOMINEES [ ]  [ ] NOMINEES

                              [ ]
                                 -------------------------------------------
                                   For all nominees except as noted above

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card.

The shares of common stock represented by this proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all nominees for Director.

RECORD DATE SHARES:

                                   APPENDIX E

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                                757 Third Avenue
                            New York, New York 10017
                                 (212) 832-3232

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any such prior appointments, the undersigned appoints Jay J. Chen and Lawrence B. Stoller (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Special Equity Fund, Inc. (the "Fund") registered in the name of the undersigned at the Special Joint Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017 on May 25, 2004 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-------------------------------------   ---------------------------------------

-------------------------------------   ---------------------------------------

-------------------------------------   ---------------------------------------

     Please mark                                                           CSEPB
[X]  votes as in
     this example.

--------------------------------------------
  COHEN & STEERS SPECIAL EQUITY FUND, INC.
--------------------------------------------


                                         ----------------------------

                                         ----------------------------


                                             --------------------
Please be sure to sign and date this Proxy.   Date
-----------------------------------------------------------------


--------Shareholder sign here-------------Co-owner sign here-----




1. Election of Directors.
   Nominees:

   (01) Gregory C. Clark, (02) Bonnie Cohen, (03) Martin Cohen,
   (04) George Grossman, (05) Richard J. Norman,
   (06) Willard H. Smith Jr., (07) Robert H. Steers and
   (08) Frank K. Ross

                                        FOR             WITHHELD
                                        ALL             FROM ALL
                                      NOMINEES [ ]  [ ] NOMINEES

                            [ ]
                               ----------------------------------------
                                For all nominees except as noted above

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.


Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

The shares of common stock represented by this proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all nominees for Director.

RECORD DATE SHARES:



                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'